THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.11

THE UNIVERSITY OF TEXAS HEALTH SCIENCE CENTER AT HOUSTON

AND

IMMATICS US, INC.

AMENDMENT NUMBER 1 – FACILITIES/EQUIPMENT USE AND SERVICES AGREEMENT

This Amendment Number 1 (“Amendment”) to the Facilities/Equipment Use and Services Agreement (“Agreement”) is entered into effective the 1st day of September 2015, by and between The University of Texas Health Science Center at Houston, (“UTHealth”) and Immatics US, Inc. (“Immatics”). UTHealth and Immatics shall be known collectively as “the Parties” and singularly as “a Party” or “the Party.”

WHEREAS, the Parties previously entered into an Agreement effective September 1, 2015, whereby UTHealth makes available certain facilities, equipment, and personnel in support of projects; and

WHEREAS, the Parties now desire to amend the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Section 1.1.a shall be deleted in its entirety and replaced with the following:

“Production Suites/Administrative Space. An exclusive license to use certain production suites and administrative space located in the Facility, described as Rooms BBS 6312, BBS 6314, and a cubicle in BBS 6102 (the “Premises”). The use of Room BBS 6312 shall be for the period September 1, 2015 through December 31, 2017 and the use of Room BBS 6314 shall be for the period February 1, 2016 through December 31, 2018.”

2.	Section 9, bullet 2 shall be deleted in its entirety and replaced with the following:

“● a base monthly fee of [***] per production suite (i.e., BBS 6312 and/or 6314) calculated in accordance with the budget set forth in Exhibit E-2 for the applicable term set forth in section 1.1.a;”

Except as provided for herein, all other terms and conditions of the Agreement effective September 1, 2015, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the first date written above.

SIGNED:

IMMATICS US, INC>	THE UNIVERSITY OF TEXAS HEALTH
SCIENCE AT HOUSTON

By: /s/ Steffen Walter	By: /s/ T. Kevin Dillon
Steffen Walter Chief Scientific Officer	T. Kevin Dillon Sr. Executive Vice President, Chief Operating and Financial Officer

Date: 2/1/2016	Date: 2-1-2016